UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2008

RMR HOSPITALITY AND REAL ESTATE FUND

(Exact name of registrant as specified in charter)

Massachusetts	811-21502	20-0652062
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts 02458

(Address of principal executive offices, including zip code)

(866) 790-8165

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01.       Other Events.

As previously reported by RMR Hospitality and Real Estate Fund (“RHR”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2008, the parties in the litigation commenced by RHR in November 2006 against Bulldog Investors General Partnership and various other entities filed a joint motion to dismiss this litigation with prejudice with the Massachusetts Superior Court, Middlesex County.  On July 1, 2008, the court granted this motion, effectively ending this litigation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2008	RMR HOSPITALITY AND REAL ESTATE FUND

	By:	/s/ Adam D. Portnoy
Name: Adam D. Portnoy
Title: President